Exhibit 10.4

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 12th day of January, 2023 among:

(a)       BEL FUSE INC., a New Jersey corporation (the “Borrower”);

(b)       the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)       KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”).

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit and Security Agreement, dated September 2, 2021 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders agree as follows:

1.         Amendment to Credit Agreement.  The body of the Credit Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example:  ~~stricken text~~) and to add the blue, double-underlined text (indicated textually in the same manner as the following example:  double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

2.         Amendment to Exhibit to Credit Agreement.  The Credit Agreement is hereby amended to delete Exhibit C (Form of Notice of Loan) therefrom and to insert in place thereof a new Exhibit C (Form of Notice of Loan) in the form of Exhibit C attached hereto.

3.         Delayed Rate Switch for Prior USD LIBOR Loans.  This Amendment shall not apply with respect to any credit extension requested, made or outstanding that bears interest with reference to a USD LIBOR (as defined in the Credit Agreement immediately prior to the effectiveness of this Amendment) rate that is or was set at any time prior to the date of effectiveness of this Amendment and is held constant for a specifically designated period and is not reset on a daily or a substantially daily basis (disregarding day count, weekend or holiday conventions), and notwithstanding anything contained herein to the contrary, the applicable provisions of the Credit Agreement in effect immediately prior to the effectiveness of this Amendment shall continue in effect solely for such purpose; provided that, with respect to any such credit extension described in this Section 3, such credit extension shall only continue in effect in accordance with its terms until the then-current “Interest Period” (or similar or analogous period) for such credit extension has concluded.

4.         Closing Deliveries.  Concurrently with the execution of this Amendment, the Borrower shall:

(a)       cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement;

(b)       pay a working fee to the Administrative Agent, for the pro-rata benefit of each Lender executing this Amendment, in an amount equal to Ten Thousand Dollars ($10,000) multiplied by the number of Lenders executing this Amendment; and

(c)       pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and any other Loan Documents.

5.         Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrower and the performance and observance by the Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of the Borrower or any law applicable to the Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against the Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) the Borrower is not aware of any claim or offset against, or defense or counterclaim to, the Borrower’s obligations or liabilities under the Credit Agreement or any other Related Writing; and (g) this Amendment constitutes a valid and binding obligation of the Borrower in every respect, enforceable in accordance with its terms.

6.         Waiver and Release.  The Borrower, by signing below, hereby waives and releases the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.         References to Credit Agreement and Ratification.  Each reference to the Credit Agreement that is made in the Credit Agreement or any other Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

8.         Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

9.         Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

10.       Severability.  Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

11.       Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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JURY TRIAL WAIVER.  THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

BEL FUSE INC. By:/s/ Farouq Tuweiq Farouq Tuweiq Chief Financial Officer and Treasurer
Signature Page to
First Amendment Agreement

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent and as a Lender By:/s/ Eric W. Domin Name: Eric Domin Title: VP
Signature Page to
First Amendment Agreement

BANK OF AMERICA, N.A. By: /s/ Dilcia P. Hill Name: Dilcia P. Hill Title: Senior Vice President
Signature Page to
First Amendment Agreement

HSBC BANK USA, NATIONAL ASSOCIATION By: /s/ Jeffrey Bartfeld Name: Jeffrey Bartfeld Title: Managing Director
Signature Page to
First Amendment Agreement

PNC BANK, NATIONAL ASSOCIATION By: /s/ Lauren M. Potts Name: Lauren M. Potts Title: Vice President
Signature Page to
First Amendment Agreement

BMO HARRIS BANK, N.A. By: /s/ Jamie E. Hosler Name: Jamie E. Hosler Title: Managing Director
Signature Page to
First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release the Administrative Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

BEL CONNECTOR INC.

BEL POWER SOLUTIONS INC.

BEL TRANSFORMER INC.

BEL VENTURES INC.

CINCH CONNECTIVITY SOLUTIONS INC.

RMS CONNECTORS, LLC

STRATOS INTERNATIONAL, LLC

STRATOS LIGHTWAVE LLC

STRATOS LIGHTWAVE-FLORIDA LLC

TROMPETER ELECTRONICS, INC.

By: /s/ Farouq Tuweiq

 Farouq Tuweiq

 Treasurer and Secretary

BEL WORKSOP LLC CONNECTOR OWNERSHIP LLC By: Bel Fuse Inc., its sole member By: /s/ Farouq Tuweiq Farouq Tuweiq Chief Financial Officer and Treasurer

Signature Page to
Guarantor Acknowledgment and Agreement